UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported)

March 6, 2018

FLUIDIGM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7000 Shoreline Court, Suite 100, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2018, the Fluidigm Corporation (the “Company”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated February 4, 2014, between the Company and U.S. Bank National Association (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”), relating to the issuance by the Company of its 2.75% Exchange Convertible Senior Notes due 2034 (the “Exchange Notes”) pursuant to the previously disclosed privately-negotiated exchange agreements.

The Exchange Notes will have an interest rate of 2.75% per year per $1,000, which will accrue on the principal amount of Exchange Notes, payable in cash semi-annually in arrears on February 1 and August 1 of each year, beginning August 1, 2018, and will mature on February 1, 2034, unless earlier repurchased, redeemed or converted. Interest on the Exchange Notes will accrue from February 1, 2018.

The Exchange Notes will have an initial conversion rate of 126.9438 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), per $1,000 principal amount, subject to adjustment, and will be convertible into cash, shares of the Company’s Common Stock or any combination of cash and shares of the Company’s Common Stock, at the Company’s election. The Exchange Notes will be convertible at the option of the holder at any time prior to the business day immediately preceding the maturity date for the Exchange Notes. The Exchange Notes will also be convertible at the Company’s option upon certain conditions specified in the Indenture for the Exchange Notes (the “issuer’s conversion option”).

In the event of a “fundamental change” (as defined in the Indenture), holders of the Exchange Notes may require the Company to repurchase all or a portion of their Exchange Notes at a repurchase price equal to 100% of the accreted principal amount of the Exchange Notes, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Holders who convert their Exchange Notes voluntarily prior to the exercise of the Company’s issuer conversion option or in connection with a make-whole fundamental change prior to February 6, 2023 will, under, certain circumstances, be entitled to a make-whole premium in the form of an increase in the conversion rate determined by reference to a make-whole table set forth in the Indenture.

Holders of the Exchange Notes will have the right, at their option, to require the Company to purchase their Exchange Notes (i) on February 6, 2023, February 6, 2026 and February 6, 2029 or (ii) if the Company undergoes a fundamental change (as defined in the Indenture), in each case, at a repurchase price equal to 100% of the accreted principal amount of the Exchange Notes on the fundamental change repurchase date, plus accrued and unpaid interest, if any, to, but excluding the repurchase date.

On or after February 6, 2022, the Company may elect to redeem all or any portion of the Exchange Notes at a redemption price equal to 100% of the accreted principal amount of the Exchange Notes on the redemption date of the Exchange Notes, plus accrued and unpaid interest, if any, to, but excluding the redemption date.

The Exchange Notes will be the Company’s senior unsecured obligations and will rank senior in right of payment to any of the Company’s indebtedness that is expressly subordinated in right of payment to the Exchange Notes, will rank equally in right of payment with any of the Company’s unsecured indebtedness that is not so subordinated, will be effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to all indebtedness and other liabilities of the Company’s subsidiaries.

Each of the following events is considered an “event of default” with respect to the Exchange Notes, which may result in the acceleration of the accreted principal amount for the Exchange Notes in accordance with the provisions of the Indenture:

  the Company’s failure to pay the accreted principal amount of the Exchange Notes or the repurchase price or redemption price for any Exchange Note when due;
  the Company’s failure to deliver the settlement amount upon conversion of any Exchange Note when due, which failure continues for five business days;
  the Company’s failure to pay any interest on any Exchange Note when due, and such failure continues for 30 days;
  the Company’s failure to provide timely notice of a fundamental change or a make-whole fundamental change in accordance with the terms of the Indenture;
  the Company’s failure to perform any other covenants required of it under the Indenture, and such failure continues for 60 calendar days after notice is given in accordance with the Indenture;
  the Company’s failure, or the failure of any of its significant subsidiaries (as defined in Regulation S-X under the Securities Act) to pay at maturity any Indebtedness (as defined in the Indenture) in a principal amount in excess of $15 million, or the acceleration of Indebtedness of the Company or any of its significant subsidiaries in an amount in excess of $15 million (unless such Indebtedness is discharged or such acceleration has been cured, waived, rescinded or annulled, in either case, within a period of 30 days after written notice is provided to the Company in accordance with the Indenture); and
  certain events of bankruptcy, insolvency or reorganization with respect to the Company or any of its significant subsidiaries.

The summary of the foregoing is qualified in its entirety by reference to the text of the Base Indenture, the Second Supplemental Indenture and the Form of Exchange Note included in the Second Supplemental Indenture which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, with this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing description of the Exchange Notes and Indenture described in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated February 4, 2014, between the Company and U.S. Bank National Association*
4.2	Second Supplemental Indenture, dated March 6, 2018, between the Company and U.S. Bank National Association
4.3	Form of Exchange Note (included in Exhibit 4.2)

* Incorporated by reference to the Company’s Current Report on Form 8-K filed on February 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: March 6, 2018	By:	/s/ Vikram Jog
Vikram Jog
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated February 4, 2014, between the Company and U.S. Bank National Association*
4.2	Second Supplemental Indenture, dated March 6, 2018, between the Company and U.S. Bank National Association
4.3	Form of Exchange Note (included in Exhibit 4.2)

* Incorporated by reference to the Company’s Current Report on Form 8-K filed on February 4, 2014.